FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2004

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855

86-0564171

(Commission File

(I.R.S. Employer

Number)

Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 2.02 Results of Operations and Financial Condition

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on October 22, 2004.  The purpose of the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, was to announce the results for the third quarter ended September 30, 2004.

The information contained on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)

Exhibits

Exhibit 99.1, Registrant’s Press Release dated October 22, 2004, is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  October 22, 2004

/s/ Joseph P. Martori

Joseph P. Martori

           Chairman